UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2017

SELECT ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38066	81-4561945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 North I-35, P.O. Box 1715

Gainesville, Texas 76241

(Address of Principal Executive Offices)

(940) 668-0259

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                   Entry into a Material Definitive Agreement.

Letter Agreement

On September 19, 2017, Select Energy Services, Inc., a Delaware corporation (the “Company” or “Select”), entered into a Letter Agreement (the “Letter Agreement”) with Rockwater Energy Solutions, Inc., a Delaware corporation (“Rockwater”), Rockwater Energy Solutions, LLC, a Delaware limited liability company and a subsidiary of Rockwater (“RES Holdings”), SES Holdings, LLC, a Delaware limited liability company and a subsidiary of Select (“SES Holdings”), Raptor Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Select (“Corporate Merger Sub”), and Raptor Merger Sub, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of SES Holdings (“LLC Merger Sub”), with respect to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated July 18, 2017, among the Company, Rockwater, RES Holdings, SES Holdings, Corporate Merger Sub and LLC Merger Sub.

Under the Merger Agreement, subject to certain exceptions, each of Select and Rockwater may terminate the Merger Agreement if the transactions contemplated thereby have not been consummated by November 1, 2017. Pursuant to the Letter Agreement, among other things, each of Select and Rockwater have agreed not to terminate the Merger Agreement under such provision prior to December 31, 2017.

The foregoing description is qualified in its entirety by reference to the full text of the Letter Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 7.01      Regulation FD Disclosure.

On September 19, 2017, the Company issued a press release regarding the actions contemplated by the Letter Agreement. A copy of the press release containing the announcement is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01                   Other Events.

Cautionary Statement Regarding Forward-Looking Statements

All statements in this report (including statements incorporated by reference herein) other than statements of historical facts are forward-looking statements which contain our current expectations about our future results.  We have attempted to identify any forward-looking statements by using words such as “expect,” “will,” “estimate” and other similar expressions. Although we believe that the expectations reflected, and the assumptions or bases underlying our forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Such statements are not guarantees of future performance or events and are subject to known and unknown risks and uncertainties that could cause our actual results, events or financial positions to differ materially from those included within or implied by such forward-looking statements.

Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include, but are not limited to, the factors discussed or referenced in the “Risk Factors” section of the prospectus we filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2017, relating to our initial public offering, and our Quarterly Report on Form 10-Q that we filed with the SEC on August 11, 2017.

You should not place undue reliance on our forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law.

Additional Information and Where to Find It

In connection with the Company’s proposed transaction with Rockwater, the Company has filed and intends to file relevant materials with the SEC, including the Company’s information statement, which was filed with the SEC in preliminary form on September 8, 2017. Stockholders are advised to read all relevant documents filed with the SEC, including the Company’s information statement, because they will contain important information about the proposed transaction. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, documents will also be available for free from the Company by contacting the Company at 1820 N I-35, Gainesville, TX 76240 or (940) 668-1818.

Item 9.01                   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
10.1

Letter Agreement, dated as of September 19, 2017, by and among Select Energy Services, Inc., SES Holdings, LLC, Raptor Merger Sub, Inc., Raptor Merger Sub, LLC, Rockwater Energy Solutions, Inc. and Rockwater Energy Solutions, LLC.

99.1	Press Release, dated September 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2017

SELECT ENERGY SERVICES, INC.

By:	/s/ Gary Gillette
Gary Gillette
Chief Financial Officer and Senior Vice President